UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): July 13, 2006


                               Juniper Group, Inc.
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             (Exact name of registrant as specified in its charter)

                                     Nevada
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                 (State or Other Jurisdiction of Incorporation)

          000-19170                                  11-2866771
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   (Commission File Number)             (IRS Employer Identification Number)

            20283 State Road 7, Suite 400, Boca Raton, Florida 33498
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                    (Address of Principal Executive Offices)

                                 (561) 483-9327
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              (Registrant's Telephone Number, Including Area Code)

                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

| | Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)
| | Soliciting  material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14-12)
| | Pre-commencement communications pursuant to Rule 14d-2(b)
    under the Exchange Act (17CFR 240.14d-2(b))
| | Pre-commencement communications pursuant to Rule 13-e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




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ITEM 5.03   AMENDMENTS TO ARTICLES OF INCORPORATION  OR BY-LAWS;  CHANGE IN
FISCAL YEAR

On July 13, 2006, the Registrant effected an increase of the number of authorized shares of its common stock from 75,000,000 to 750,000,000 and an increase in the number of authorized shares of preferred stock from 875,000 to 10,000,000 by filing a Certificate of Amendment with the Nevada Secretary of State. This increase in shares was approved by a majority of the shareholders of the Registrant.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit No. Description

3.01        Amendment to the Articles of Incorporation




                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                               JUNIPER GROUP, INC.

Dated: July 18, 2006           By:      /s/ Vlado P. Hreljanovic
                                        Vlado P. Hreljanovic, President and CEO





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